Exhibit 23


                        Consent of Independent Auditors


We consent to the use of our report dated January 26, 2001 (except Note 10, as to which the date is August 17, 2001), with respect to the consolidated financial statements of Media General, Inc. for the fiscal year ended December 31, 2000, included in this Current Report on Form 8-K.

We also consent to the incorporation by reference in the Annual Report (Form 10-
K) of Media General, Inc., of our report dated January 26, 2001 (except Note 10, as to which the date is August 17, 2001), with respect to the consolidated financial statements of Media General, Inc. for the fiscal year ended December 31, 2000, included in this Current Report on Form 8-K.

We also consent to the incorporation by reference in the following Registration Statements of our report dated January 26, 2001 (except Note 10, as to which the date is August 17, 2001), with respect to the consolidated financial statements of Media General, Inc. for the fiscal year ended December 31, 2000, included in this Current Report on Form 8-K.



     Registration Statement Number                       Description
     -----------------------------                       -----------
               2-56905                                     Form S-8
              33-23698                                     Form S-8
              33-26853                                     Form S-3
              33-52472                                     Form S-8
             333-16731                                     Form S-8
             333-16737                                     Form S-8
             333-69527                                     Form S-8
             333-54624                                     Form S-8
             333-57538                                     Form S-8
             333-65292                                     Form S-3
             333-67612                                     Form S-3



Richmond, Virginia                                      /s/ Ernst & Young
August 17, 2001